AMENDMENT TO SUBSCRIPTION AGREEMENT

This Amendment to Subscription Agreement is entered into as of June 16, 2005 with reference to the following:

WHEREAS, MERCATOR MOMENTUM FUND, LP, MERCATOR MOMENTUM FUND III, LP, AND MONARCH POINTE FUND, LTD., (collectively, the “Funds”) and M.A.G. CAPITAL, LLC, (formerly known as MERCATOR ADVISORY GROUP, LLC) (“M.A.G.”) (the Funds and M.A.G. are referred to individually as a “Holder” and collectively as the “Holders”), and M-Wave, Inc., a Delaware corporation (the “Company”) previously entered into that certain Subscription Agreement dated June 17, 2004 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement;

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                 Paragraph 7(b) is deleted in its entirety and the following is inserted:

“Volume Limitation.   Purchasers and MAG, on behalf of themselves and their affiliates, hereby covenant and agree not to, directly or indirectly, sell in the aggregate during any trading day shares of Common Stock totaling more than 20% of the total shares of Common Stock traded on such day.”

2.                 In all other respects, the Agreement shall remain unchanged and in full force and effect.

Signature

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

M-Wave, INC.

By: /s/ Jim Mayer

Name: Jim Mayer

Its: CEO

MERCATOR MOMENTUM FUND, L.P.

By:  M.A.G. CAPITAL, LLC
Its:  General Partner

By:

Name:  David Firestone

Its:        Managing Member

MERCATOR MOMENTUM FUND III, L.P.

By: M.A.G. CAPITAL, LLC

Its: General Partner

By:

Name: David Firestone

Its:       Managing Member

MONARCH POINTE FUND, LTD.

By:

Name: David Firestone

Its:       President

M.A.G. CAPITAL, LLC

By:

Name: David Firestone

Its:       Managing Member